Filed Pursuant to Rule 497(a)(1)
File No. 333-143819
Rule 482ad
Prospect Capital Corporation Prices Public Offering of Common Stock
NEW YORK, NY — (MARKET WIRE) — March 27, 2008 — Prospect Capital Corporation
(NASDAQ: PSEC, “Prospect”) announced that it has priced its public offering of 1.15 million shares of common stock at $15.45 per share, raising approximately $17.77 million in gross proceeds. Prospect has granted the underwriters an option to purchase up to an additional 0.1725 million shares to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on March 31, 2008.
Prospect expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes. RBC Capital Markets Corporation and Oppenheimer & Co. Inc. are the joint bookrunning managers for the offering.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. A copy of the prospectus for the offering may be obtained from: RBC Capital Markets Corporation, Attention: Prospectus Department, One Liberty Plaza, New York, NY 10016; telephone: (212) 428-6670; fax: (212) 428-6260, or Oppenheimer & Co. Inc., Attention: Prospectus Department, 425 Lexington Avenue, 5th Floor, New York, NY 10017; telephone: (866) 895-5637; fax: (212) 667-6303; email: ecm@opco.com.
ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation (www.prospectstreet.com) is a closed-end investment company that lends to and invests in private and microcap public businesses. Prospect Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments.
Prospect Capital has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state laws and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect Capital could have a material adverse effect on Prospect Capital and its shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.
Please send investment proposals to:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
(212) 448-9577